UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 2, 2024

Date of Report (Date of earliest event reported)

Mountain Crest Acquisition Corp. IV

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40562	86-2435859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 West 43rd Street, 12th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 493-6558

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCAF	The Nasdaq Stock Market LLC
Rights	MCAFR	The Nasdaq Stock Market LLC
Units	MCAFU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, the stockholders of Mountain Crest Acquisition Corp IV (“MCAF”) approved, at the special meeting of MCAF stockholders held on December 27, 2023, the filing of an amendment (the “Third Extension Amendment”) to MCAF’s Amended and Restated Certificate of Incorporation (the “Charter”) with the Delaware Secretary of State, giving MCAF the right to extend the time for MCAF to complete its business combination for up to two (2) additional three-month extension periods from January 2, 2024 to April 2, 2024 and then from April 2, 2024 to July 2, 2024 in exchange for MCAF depositing $0.10 for each outstanding share of common stock sold in MCAF’s initial public offering into the trust account, as defined in the Charter (the “Trust Account”), for each three-month extension. On January 2, 2024, MCAF filed the Third Extension Amendment with the Delaware Secretary of State. A copy of the Third Extension Amendment is attached hereto as Exhibit 3.1.

Item 8.01. Other Events.

On January 2, 2024, MCAF deposited $2,846.70 into the Trust Account, thereby extending the time for MCAF to complete its business combination from January 2, 2024 to April 2, 2024.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Third Amendment to the Amended and Restated Certificate of Incorporation of Mountain Crest Acquisition Corp. IV.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of MCAF or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2024

MOUNTAIN CREST ACQUISITION CORP. IV

By:	/s/ Suying Liu
Name:	Suying Liu
Title:	Chief Executive Officer

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